                                                                       EXHIBIT 7

                             JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Dynatech Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 7th day of July, 2000.



CLAYTON, DUBILIER & RICE FUND V
 LIMITED PARTNERSHIP

By: CD&R Associates V Limited Partnership,
     the general partner

By: CD&R Investment Associates II, Inc.
     its managing general partner

By: /s/ William A. Barbe
    --------------------------------------
    Name:  William A. Barbe
    Title: Vice President


CD&R ASSOCIATES V LIMITED PARTNERSHIP

By: CD&R Investment Associates II, Inc.,
     its managing general partner

By: /s/ William A. Barbe
    ---------------------------------------
    Name:  William A. Barbe
    Title: Vice President


CD&R INVESTMENT ASSOCIATES II, INC.

By: /s/ William A. Barbe
    ----------------------------------------
    Name:  William A. Barbe
    Title: Vice President

CD&R INVESTMENT ASSOCIATES, INC.


By: /s/ William A. Barbe
    -------------------------------------
    Name:  William A. Barbe
    Title: Vice President


CLAYTON, DUBILIER & RICE FUND VI
 LIMITED PARTNERSHIP

By: CD&R Associates VI Limited Partnership,
     the general partner

By: CD&R Investment Associates VI, Inc.
     its general partner

By: /s/ William A. Barbe
    -------------------------------------
    Name:  William A. Barbe
    Title: Vice President


CD&R ASSOCIATES VI LIMITED PARTNERSHIP

By: CD&R Investment Associates VI, Inc.,
    its general partner

By: /s/ William A. Barbe
    -------------------------------------
    Name:  William A. Barbe
    Title: Vice President


CD&R INVESTMENT ASSOCIATES VI, INC.

By: /s/ William A. Barbe
    -------------------------------------
    Name:  William A. Barbe
    Title: Vice President

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